99.2 Unaudited Pro Forma Consolidated Financial Statements

The following unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations have been derived from the unaudited financial statements of F10 Oil & Gas Properties, Inc. ("F10"), a public company with oil and gas investments, at December 31, 2003, and the audited financial statements of GFY, Inc. ("GFY") at December 31, 2003. Management believes that the financial position of GFY at January 12, 2004 is not significantly different from the financial position of GFY at December 31, 2003. The unaudited Pro Forma Consolidated Financial Statements assume the transaction was completed on December 31, 2003.

The unaudited Pro Forma Consolidated Balance Sheet reflects the recapitalization of GFY (a non-public company) by F10 (a public company) on December 31, 2003 in an acquisition using the purchase method of accounting and assumes that such acquisition was consummated as of December 31, 2003 for purposes of presentation of the Pro Forma Statement of Operations for the period from April 1, 2003 to December 31, 2003.

The unaudited Pro Forma Statement of Operations reflects the acquisition of GFY by F10 on December 31, 2003. The purchase was consummated by issuing 20,000,000 shares of restricted common stock of F10 to the shareholders of GFY.

The unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the financial statements of F10 included in Form 10-QSB for the nine months ended December 31, 2003, and the financial statements of GFY and the notes thereto included in this Form 8-K/A. The unaudited Pro Forma Consolidated Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition had occurred on the date indicated or to project the Company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.



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

PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2003
(UNAUDITED)


                                                F10 OIL & GAS
                                               PROPERTIES, INC.     GFY, INC.      ADJUSTMENTS     NOTES     CONSOLIDATED
                                               ----------------     ---------      -----------     -----     ------------
Cash                                                 62,256            7,380               --                    69,636
Receivables                                           4,300               --               --                     4,300
Prepaids                                             12,020               --               --                    12,020
Inventory                                                --            1,900               --                     1,900
                                                 -----------      -----------      -----------               -----------
Total current assets                                 78,576            9,280               --                    87,856

Property & equipment (net)                               --           31,424               --                    31,424

Franchise fee                                            --           27,523               --                    27,523
Investment in subsidiary                             20,000               --          (20,000)        1              --
Investments                                          75,000               --               --                    75,000
                                                 -----------      -----------      -----------               -----------
Total assets                                        173,576           68,227          (20,000)                  221,803
                                                 ===========      ===========      ===========               ===========


Accounts payable                                    126,440               --               --                   126,440
Accrued expenses                                     47,211            3,797               --                    51,008
Notes payable                                       370,111           60,672               --                   430,783
Payable to shareholders                              61,009           37,460               --                    98,469
                                                 -----------      -----------      -----------               -----------
Total Current liabilities                           604,771          101,929               --                   706,700

Long-term portion of notes                           20,000               --               --                    20,000
                                                 -----------      -----------      -----------               -----------

Total liabilities                                   624,771          101,929               --                   726,700

Stockholders' deficit                             2,887,865            1,000          (20,000)        1       2,868,865
Stock and paid-in capital                        (3,339,060)         (34,702)              --                (3,373,762)
                                                 -----------      -----------      -----------               -----------
Accumulated deficit                                (451,195)         (33,702)         (20,000)                 (504,897)

Total liabilities and shareholders' deficit         173,576           68,227          (20,000)                  221,803
                                                 ===========      ===========      ===========               ===========


See Notes to Unaudited Pro Forma Consolidated Financial Statements

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


PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM APRIL 1, 2003 TO DECEMBER 31, 2003
(UNAUDITED)


                                          F10 OIL & GAS
                                          PROPERTIES, INC.  GFY, INC.  ADJUSTMENTS   NOTES   CONSOLIDATED
                                          ----------------  ---------  -----------   -----   ------------
Net Revenues                                $  14,752       $  72,552                          $  87,304

Cost of Sales                                   2,307          34,728                             37,035
                                            ----------      ----------                         ----------


Gross Profit                                   12,445          37,824                             50,269


Goodwill Impairment                                --         (33,030)                           (33,030)


General and administrative expenses           698,480          38,699                            737,179
                                            ----------      ----------                         ----------


Loss from operations
                                             (686,035)        (33,905)                          (719,940)

Forgiveness of Debt Income                     27,040              --                             27,040
Interest Expense                             (136,062)           (797)                          (136,859)
                                            ----------      ----------                         ----------


Loss before provision for income taxes       (795,057)        (34,702)                          (829,759)
                                            ----------      ----------                         ----------



Provision for income taxes                          0               0                                 --
                                            ----------      ----------                         ----------

Net Loss                                     (795,057)        (34,702)                          (829,759)
                                            ==========      ==========                         ==========


See Notes to Unaudited Pro Forma Consolidated Financial Statements


Notes to Unaudited Pro Forma Consolidated Financial Statements:

For purposes of this unaudited pro forma balance sheet, the Company has used the balance sheet of GFY, Inc. at December 31, 2003. Management believes the financial position of GFY, Inc. at January 12, 2004 is not significantly different from the financial position of GFY, Inc. at December 31, 2003.

(1) To record reverse acquisition entry used for the purchase of GFY.


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